Exhibit 10.1

SEVENTH AMENDMENT TO MANAGEMENT AGREEMENT

THIS SEVENTH AMENDMENT TO MANAGEMENT AGREEMENT (this “Amendment”) is made and entered into as of October 9, 2019, by and among HPT TRS IHG-2, INC. (“Owner”), a Maryland corporation (successor by merger to HPT TRS IHG-1, Inc. and HPT TRS IHG-3, Inc.), and INTERCONTINENTAL HOTELS GROUP RESOURCES, INC. (“Resources”), a Delaware corporation, IHG MANAGEMENT (MARYLAND) LLC (“Maryland”), a Maryland limited liability company, and INTERCONTINENTAL HOTELS GROUP (CANADA), INC. (“Canada”), a corporation under the laws of Ontario, Canada (Resources, Maryland and Canada, collectively, “Manager”).

W I T N E S S E T H

WHEREAS, Owner (for itself and as successor by merger to HPT TRS IHG-1, Inc. and HPT TRS IHG-3, Inc.) and Manager are parties to that certain Management Agreement, dated as of July 1, 2011, as amended by that certain Amendment to Management Agreement, dated as of March 16, 2015, that certain Second Amendment to Management Agreement, dated as of February 11, 2016, that certain Third Amendment to Management Agreement, dated as of February 1, 2017, that certain Fourth Amendment to Management Agreement, dated as of March 24, 2017, that certain Fifth Amendment to Management Agreement, dated as of June 28, 2017, and that certain Sixth Amendment to Management Agreement, dated as of May 11, 2018 (as so amended, the “Management Agreement”); and

WHEREAS, Owner and Manager desire to provide for the simultaneous termination of the Management Agreement and that certain Amended and Restated Management Agreement between HPT State Street TRS LLC, an affiliate of Owner, and Kimpton Hotel and Restaurant Group LLC and KHRG State Street, LLC, both affiliates of Manager, with respect to the Kimpton Hotel Palomar Chicago having an address at 505 North State Street, Chicago, Illinois (the “Kimpton Hotel Palomar Chicago”); and

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Manager, intending to be legally bound, herby agree, effective from and after the date hereof, as follows:

1.Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given such terms in the Management Agreement.

2.Technology Fee. Section 9.2(d) of the Management Agreement is amended such that the Technology Fee is currently $14.36 per guest room per month.

3.Early Termination. Any termination of the Affiliate Management Agreement for the Kimpton Hotel Palomar Chicago pursuant to Sections 5.1, 10.3, 17.2, 17.3, or 17.4 of the Affiliate Management Agreement for the Kimpton Hotel Palomar Chicago shall also result in a termination of the Management Agreement pursuant to the corresponding section of the Management Agreement.

4.Kimpton Hotels Reward Program Participation. Notwithstanding anything contained in the Management Agreement to the contrary, all Hotels that are branded as Kimpton Hotels, Hotel Monaco Hotels and Hotel Palomar Hotels will participate in the IHG Rewards Club Program and policies. Manager covenants and agrees that the IHG Rewards Club Fee shall be charged consistently for substantially all of the New Kimpton Hotels. For purposes of the preceding sentence, “New Kimpton Hotels” shall means Kimpton Hotels in the United States and Canada managed by Manager and/or its Affiliates and added to the Kimpton system pursuant to hotel operating agreements executed on or after August 18, 2015 and which were not under the Kimpton brand prior to January 16, 2015 (but excluding any such hotels with respect to which the material economic terms of the hotel operating agreements were agreed prior to January 1, 2015).

5.Ratification. As amended hereby, the Management Agreement remains in full force and effect and is ratified and confirmed.

6.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one agreement. Any such counterpart may be delivered by facsimile or e-mail (in .pdf format), and any signature so delivered shall be deemed an original signature for all purposes.

[Remainder of page intentionally left blank; Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment effective as of the day and year first above written.

OWNER:

HPT TRS IHG-2, INC.

By: /s/ John G. Murray
John G. Murray
President

MANAGER:

INTERCONTINENTAL HOTELS GROUP
RESOURCES, INC.

By: /s/ Robert Chitty
Name: Robert Chitty
Title: Senior Vice President

IHG MANAGEMENT (MARYLAND) LLC

By: /s/ Robert Chitty
Name: Robert Chitty
Title: Senior Vice President

INTERCONTINENTAL HOTELS GROUP
(CANADA), INC.

By: /s/ Robert Chitty
Name: Robert Chitty
Title: Senior Vice President

[Signature Page to Seventh Amendment to Management Agreement]

Each of the parties comprising Landlord joins in the foregoing Amendment to evidence its continued agreement to be bound by the terms of Sections 4.1 through 4.7 and Articles 15 and 16 of the Management Agreement, as may be amended by the foregoing Amendment, in each case to the extent applicable to it, subject to the terms of Sections 24.18.

LANDLORD:

HPT CW MA REALTY TRUST

By: /s/ John G. Murray
John G. Murray
Trustee and not individually

HPT IHG CANADA PROPERTIES TRUST
HPT IHG GA PROPERTIES LLC
HPT IHG-2 PROPERTIES TRUST
HPT IHG-3 PROPERTIES LLC

By: /s/ John G. Murray
John G. Murray
President

[Landlord Signature Page to Seventh Amendment to Management Agreement]

AGREEMENT BY
INTERCONTINENTAL HOTELS (PUERTO RICO) INC.

Reference is made to that certain Guaranty Agreement, dated as of July 1, 2011, by Intercontinental Hotels (Puerto Rico) Inc. (“PR Tenant”) for the benefit of HPT TRS IHG-1, Inc., HPT TRS IHG-2, Inc., HPT TRS IHG-3, Inc., HPT IHG PR, Inc. and Hospitality Properties Trust (the “PR Guaranty”).

PR Tenant acknowledges receipt of the foregoing Seventh Amendment to Management Agreement by and among HPT TRS IHG-2, Inc., Intercontinental Hotels Group Resources, Inc., IHG Management (Maryland) LLC and Intercontinental Hotels Group (Canada), Inc. (the “Amendment”).

PR Tenant also confirms that all references to the “Management Agreement” to the PR Guaranty shall refer to the Management Agreement (as defined in the Amendment) as amended by the Amendment and that the PR Guaranty remains in full force and effect.

PR TENANT:

INTERCONTINENTAL HOTELS (PUERTO RICO) INC.,
a Puerto Rico corporation

By: /s/ Robert Chitty
Name: Robert Chitty
Title: Senior Vice President

[PR Tenant Signature Page to Seventh Amendment to Management Agreement]